August 25, 2004


             Important Notice Regarding Change in Investment Policy
                              of Pioneer Bond Fund

             Supplement to the October 29, 2003 Class A, B, C Shares
         Prospectus (as supplemented February 1, 2004 and July 1, 2004),
          Class R Shares Prospectus (as supplemented July 1, 2004) and
            Class Y Shares Prospectus (as supplemented July 1, 2004)

The fund will institute the following policy change on November 1, 2004, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

Basic information about the fund

Principal investment strategies

The first three paragraphs of this section have been revised as follows:

The fund invests primarily in:
|X| debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
|X| debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
|X| cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Normally, the fund invests at least 80% of its net assets in these securities. In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.



                                                                   16181-00-0804
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC